POWER OF ATTORNEY

I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Borshoff	Director	March 26, 2014
Thomas Borshoff

POWER OF ATTORNEY

I, Craig Bromley, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Craig Bromley	Director	March 26, 2014
Craig Bromley

POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher	Director	March 24, 2014
James D. Gallagher

POWER OF ATTORNEY

I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Scott S. Hartz	Director	March 24, 2014
Scott S. Hartz

POWER OF ATTORNEY

I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John G. Vrysen	Director	March 26, 2014
John G. Vrysen

POWER OF ATTORNEY

I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ruth Ann Fleming	Director	March 26, 2014
Ruth Ann Fleming

SIGNATURE ACKNOWLEDGMENT

POWER OF ATTORNEY

I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh, Jr.	Director	March 26, 2014
Rex Schlaybaugh, Jr.

POWER OF ATTORNEY

I, Michael Doughty, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Michael Doughty	Director	March 25, 2014
Michael Doughty

SIGNATURE ACKNOWLEDGMENT

POWER OF ATTORNEY

I, Paul Connolly, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.), do hereby constitute and appoint Steven Finch, Emanuel Alves, John J. Danello, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Separate Account A:

Accumulation Variable Universal Life 2014	# 333-193994

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 26, 2014 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul Connolly	Director	March 26, 2014
Paul Connolly